SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2003

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7887 East Belleview Avenue, Suite 1000, Englewood, CO        80111

(Address of principal executive offices)                                                                         (Zip Code)

Registrant’s telephone number, including area code: (303) 796-2850

Item 5. Other Events and Regulation FD Disclosure.

On December 19, 2003, CSG Systems International, Inc. issued a press release announcing the successful completion of its exchange program for certain outstanding stock options held by CSG employees.

A copy of such press release is attached to this Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)	Exhibit

99.1	Press release of CSG Systems International, Inc. dated December 19, 2003.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2003

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ Randy Wiese

Randy Wiese, Principal Accounting Officer

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CSG Systems International, Inc.

Form 8-K

Exhibit Index

99.1	Press release of CSG Systems International, Inc. dated December 19, 2003.

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